UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

KANDI TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)

(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)     During the course of Kandi Technologies Group, Inc.’s (the “Company”) preparation of its Annual Report on Form 10-K for the year ended December 31, 2016, and during preparation of responses to comments from the staff of the Securities and Exchange Commission (“SEC”), Division of Corporate Finance, the Company’s management identified certain areas in the Company’s previously issued financial statements for the years ended December 31, 2015 and 2014, and the first three quarters for the year ended December 31, 2016 (the “Previously Issued Financial Statements”), that require adjustment as described below and in more detail in the Company’s annual report on Form 10-K/A for the fiscal year ended December 31, 2015 (“Form 10-K/A”), to be filed with the SEC. As a result, on March 7, 2017, the board of directors (the “Board”) of the Company, based on the recommendation of the Company’s audit committee, and in consultation with management, concluded that the Company’s Previously Issued Financial Statements should no longer be relied upon. The Company will, in the Form 10-K/A, restate the Previously Issued Financial Statements, which restatement will include separate audited financial statements for the JV Company (the “Restatements”). The Restatements will have no effect on the net income of the Company as reported in the Previously Issued Financial Statements. The Company will endeavor to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, pursuant to SEC’s rules (including timing guidelines), and will file the Form 10-K/A as soon as practicably possible.

The Restatements will include separate audited financial statements for the Company’s equity investment in the JV Company, corrections to the classification of notes receivable and notes payable in the Company’s statements of cash flow, revisions in the Company’s financial statement presentation to separately identify certain related party accounts on the face of the Balance Sheets and the Consolidated Statements of Income (Loss) and Comprehensive Income (Loss), certain amendments to Note 20 – Taxes of the Notes to the Company’s Consolidated Financial Statements, the adjustment of previously recorded construction-in-progress back to prepayment in Note 16 - Construction-in-Progress of the Notes to the Company’s Consolidated Financial Statements, expansions of two tables of sales to and purchases from the JV Company in Note 24 - Summarized Information of Investment in the JV Company of the Notes to the Company’s Consolidated Financial Statements from two years to three years, and the removal of “unaudited” labels from certain tables in Note 20 - Taxes of the Notes to the Company’s Consolidated Financial Statements.

The Company will also amend its unaudited quarterly data for the first three quarters ended December 31, 2016, as set forth in its upcoming Annual Report on Form 10-K for the year ended December 31, 2016. The Company has not filed and does not intend to file amendments to its Quarterly Reports on Form 10-Q for the quarterly periods affected. Accordingly, investors should no longer rely upon the Company’s previously released financial statements for those periods or any earnings releases or other communications relating to those periods. The Company’s Quarterly Reports on Form 10-Q for fiscal year 2017 will include restated results for the corresponding interim periods of fiscal year 2016.

In addition, in conjunction with the Restatements, the Company is reassessing its internal controls over its financial reporting and compliance programs. The result of this reassessment could lead the Company to conclude that there were deficiencies in its internal controls over financial reporting that constitute material weaknesses and could therefore affect its conclusions regarding effectiveness as previously expressed in Item 9A, Controls and Procedures, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Accordingly, management’s report on internal controls over financial reporting as of December 31, 2015, and the associated report of AWC (CPA) Limited, the Company’s former principal accountant (“AWC”), should no longer be relied upon. The Public Company Accounting Oversight Board revoked the registration of AWC on May 18, 2016. The Company dismissed AWC and engaged BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO China”) as its new independent registered public accounting firm on April 12, 2016, as previously reported. The Company is committed to maintaining an effective control environment and making all necessary changes to enhance control effectiveness.

The chair of the Company’s audit committee, on behalf of the audit committee, and the management have discussed the matters disclosed in this Item 4.02(a) of this Current Report on Form 8-K with BDO China.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that relate to future events or performance. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding materiality or significance, the quantitative effects of the Restatements, and any anticipated conclusions of the Board or the Company’s management with respect to the matters relating to the Company’s accounting. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations regarding materiality or significance, the Restatements’ quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the SEC of the Form 10-K/A, or that other subsequent events may occur that would require Company to make additional adjustments to its financial statements. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC, including its Annual Reports on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANDI TECHNOLOGIES GROUP, INC.

Date: March 13, 2017	By:/s/ Hu Xiaoming
Name: Hu Xiaoming
Title: Chief Executive Officer